                           EMPLOYEE INVESTMENT PLAN
                                      OF
                         LEVI STRAUSS ASSOCIATES INC.

                                  AMENDMENTS




WHEREAS, LEVI STRAUSS ASSOCIATES INC. (the "Company") has adopted the Employee Investment Plan of Levi Strauss Associates Inc. (the "Plan);

WHEREAS, pursuant to Section 18.1 of the Plan, the Board of Directors of the Company is authorized to amend the Plan at any time and for any reason;

WHEREAS, the Company desires to amend the Plan in order to expand the provisions relating to withdrawals in the event of financial hardship;

WHEREAS, by resolutions duly adopted on June 18, 1992, the Board of Directors of the Company authorized Robert D. Haas, Chairman of the Board and Chief Executive Officer, to adopt certain amendments to the Plan and to delegate to any other officer of the Company the authority to adopt certain amendments to the Plan;

WHEREAS, on June 1, 1993, Robert D. Haas delegated to Donna J. Goya, Senior Vice President, the authority to amend the Plan subject to specified limits, and such delegation has not been amended, rescinded or superseded as of the date hereof; and

WHEREAS, the amendments herein are within such limits to the delegated authority of Donna J. Goya;

NOW, THEREFORE, effective as of the date set forth below, paragraph (a) of subsection 9.3 of the Plan is hereby amended as follows:

     1. The word "or" which follows the semicolon in subparagraph (vii) is hereby deleted.

     2. The period at the end of subparagraph (viii) is hereby deleted and replaced with a semicolon and the word "or."

     3.  A new subparagraph (ix) is hereby added to read as set forth below:

     "(ix) The need to pay attorney's fees, fines, penalties, judgments, assessments or other costs related to legal proceedings on behalf of the Member or the Member's spouse or dependents."


     IN WITNESS WHEREOF, the undersigned has set her hand hereunto, on July 6, 1995.



                                                /s/ Donna J. Goya
                                                -----------------
                                                    Donna J. Goya
                                                    Senior Vice President